UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	November 14, 2006
(Date of earliest event reported)

Protection One Alarm
Protection One, Inc.	Monitoring, Inc.
(Exact Name of Registrant	(Exact Name of Registrant
as Specified in Charter)	as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction	(State or Other Jurisdiction
of Incorporation)	of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer	(I.R.S. Employer
Identification No.)	Identification No.)

1035 N. 3rd St.	1035 N. 3rd St.
Suite 101	Suite 101
Lawrence, Kansas 66044	Lawrence, Kansas 66044
(Address of Principal Executive	(Address of Principal Executive
Offices, Including Zip Code)	Offices, Including Zip Code)

(785) 856-5500	(785) 856-5500
(Registrant’s Telephone Number,	(Registrant’s Telephone Number,
Including Area Code)	Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchage Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    2006 Senior Management Short-Term Incentive Plan

On November 14, 2006, Protection One, Inc. (together with its subsidiaries, the “Company”) adopted the 2006 Senior Management Short-Term Incentive Plan (the “2006 STIP”). Through the 2006 STIP, certain senior managers and officers of the Company who have the opportunity to directly and substantially contribute to the Company’s achievement of short-term objectives are eligible to receive short-term incentive compensation. The annual incentive target awards for the Company’s senior managers and officers range from 15%-60% of base salary. The annual incentive target awards for the Company’s named executive officers, including the Company’s principal executive officer and principal financial officer, are set forth below:

Name	Target Award (% of Base Salary)

Richard Ginsburg	60
President and CEO
Darius G. Nevin	60
Executive VP and CFO
Peter J. Pefanis	60
Executive VP
J. Eric Griffin	40
VP, General Counsel and Corporate Secretary
Joseph R. Sanchez	40
Senior VP, Customer Operations

Under the 2006 STIP, 70% of the participants’ annual incentive target award is based on the Company’s steady state net operating cash flow, as defined in the 2006 STIP, and 30% of the target award is based on managerial effectiveness and other qualitative criteria.

The Board of Directors is responsible for establishing and administering the 2006 STIP, determining whether actual individual compensation awards will be paid and approving the amount of the actual individual compensation awards. The Board of Directors may delegate any or all of such responsibilities with respect to the 2006 STIP to a committee of the Board of Directors, other than with respect to decisions or determinations affecting the Chief Executive Officer or Chief Financial Officer of the Company.

The foregoing description of the 2006 STIP does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 STIP, which is attached hereto as Exhibit 10.1.

Stock Appreciation Rights Plan

On November 14, 2006, pursuant to the terms of the Company’s Stock Appreciation Rights Plan (the “SAR Plan”), the Board of Directors reallocated 199,618 stock appreciation rights (“SARs”) previously granted to a former employee among the remaining SAR Plan participants. The reallocation schedule approved by the Board of Directors is set forth below:

Name	SARs Granted

Richard Ginsburg	88,719
President and CEO
Darius G. Nevin	59,220
Executive VP and CFO
Peter J. Pefanis	51,679
Executive VP

The form of the SAR award agreement is attached hereto as Exhibit 10.2. The exercise price for 22% of the SARs granted to each of the above executive officers is $5.015.  The exercise price for 78% of the SARs granted to each of the above executive officers is $4.50, increased by 9% per annum from and after February 8, 2005, compounded annually beginning on February 8, 2006.  The SARs vest and become payable upon the earlier of (i) a qualified sale (as defined in the SAR Plan), which generally means a sale by affiliates of Quadrangle Group LLC of at least 60% of their aggregate shares of common stock of the Company owned as of February 8, 2005 (provided that if the qualified sale is not a permissible distribution event (as defined in the SAR Plan) the payment will be made, with interest, in connection with a subsequent permissible distribution event) and (ii) February 8, 2011.

Reference is made to the SAR Plan that was filed as Exhibit 10.6 to the Company's Current Report on Form 8-K filed on February 14, 2005.  Also, on November 14, 2006, the Company's Board of Directors amended the SAR Plan to expressly provide that the Board of Directors, or a committee designated by the Board of Directors for such purpose, may administer the SAR Plan.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit 10.1       2006 Senior Management Short-Term Incentive Plan

Exhibit 10.2       Form of SAR Award Agreement under Stock Appreciation Rights Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date: November 20, 2006	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer

PROTECTION ONE ALARM
MONITORING, INC.

Date: November 20, 2006	By: /s/ Darius G. Nevin
Name: Darius G. Nevin
Title: Executive Vice President and
Chief Financial Officer